Exhibit 99.2

FINANCIAL RESULTS AND COMPANY OVERVIEW 2018 Third-Quarter Performance December 4th, 2018

Disclaimer Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended January 28, 2018, filed on March 13, 2018 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Estimates for taxes, Net sales, Adjusted EBITDA, Adjusted net income per diluted share and Free Cash Flow are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt and Free cash flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share and Net Debt referred to in this presentation is included at the end of this presentation under “Capital Structure Overview” and “Reconciliation of Non-GAAP Measures.”

Q3'18 CEO Execution Highlights

HDSUPPLY

Strategic

- ✓ **Promoted Brad Paulsen** President of Facilities Maintenance
- ✓ **Facilities Maintenance Investments** in Early Stages of Return
- ✓ **A.H. Harris Integration** Progressing On Track
- ✓ **Refinanced** $1.0B Senior Secured Notes and ~$1.1B in Term Loans
- ✓ **Executed Repurchases** of $216 million of Shares through Nov. 30[2]. Another $500M Authorization Announced
- ✓ **Hurricane and Wildfire Management**

Financial

- ✓ Sales and Earnings at **High End Guidance**
  - ✓ +300 BPs Sales Outgrowth
  - ✓ Double-Digit Earnings Growth
- ✓ **+18% Net Sales Growth** Versus Prior Year ("VPY")
  - ✓ **+9% Organic Sales** Growth VPY
- ✓ **$453M LTM Free Cash Flow[1]**
- ✓ **Raised 2018 Full Year Guidance at Midpoint**

[1] *Free Cash Flow is defined as LTM Operating Cash Flow of $561M, Less Capital Expenditures of $108M*
[2] *$91 million repurchased in the third quarter 2018. Subsequent repurchases between quarter end and November 30, 2018 totaled $125 million*
Note: "VPY" denotes Versus Prior Year, "LTM" denotes Last Twelve Months

Focused on Controllable Execution

3

Limited Impact on Sales; No Locations Impacted Topics of Recent Investor Interest Topic Consideration 2. Non-residential End Market 3. Hurricanes and Wildfires Continued Strong End Market Performance Focused on Shareholder Value Limited Impact from Section 301; Rebar Stabilizing Tariffs

$1,370M $1,612M +18% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $542M $629M 39.6% 39.0% $214M $248M $182M $213M 15.6% 15.4% 13.2% +16% -60 BPs -20 BPs +16% ($ in millions, except per share data) $149M $184M +17% Net Sales 1 Q3’17 Net Income includes $406M of Income from Discontinued Operations 2 See appendix slides 21 and 22 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Income from Continuing Operations Q3’17 Adj. EBITDA2 VPY Adj. Net Income2 13.3% Q3’18 $0.80 $1.00 +25% Per Diluted Share2 +$242M +23% Net Income1 $452M $82M -82% $2.42 $0.45 -$1.97 Per Diluted Share1 +17.7% Net Sales Growth VPY Q3’18 Financial Results -10 BPs +9% +$129M organic

Q3'18 Segment Performance

HD SUPPLY

($ in millions)

	HD SUPPLY FACILITIES MAINTENANCE			HD SUPPLY CONSTRUCTION & INDUSTRIAL		
	Q3'17	Q3'18	VPY	Q3'17	Q3'18	VPY
Net Sales	$754M	$810M	+7%	$617M	$803M	+30%
Adj. EBITDA	$144M	$149M	+3%	$70M	$99M	+41%



VPY
$810M
+7%
$754M
Q3'17
Q3'18



VPY
$803M
+30%
+12%
organic
$617M
Q3'17
Q3'18

Organic Growth in Both Business Units

6

Q3'18 Taxes and Cash Flow

HDSUPPLY

Taxes

- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss ("NOL") Carryforwards of Approximately $334M**
  - **~$121M** Tax-affected Amount of Federal and State NOLs
- **Cash Taxes**
  - **$4M** in Q3'18
  - **$3-4M Estimated** in Q4'18
  - **$40-50M Estimated** in FY'19
- **Effective Tax Rate**
  - **~26%** for Q4'18
  - Expected **~26%** for FY'18 and FY'19

Cash Flow

- **$2.0B Net Debt[1] at the End of Q3'18**
  - **2.4x** Net Debt to Adj. EBITDA
- **$453M Q3'18 LTM Free Cash Flow[2]**
- **$32M of Capital Expenditures in Q3'18**

[1] Reconciled on slide 17. "Net Debt" defined as Total Debt plus letter of credit and capital lease obligations, less cash and cash equivalents
[2] Free Cash Flow is defined as LTM Operating Cash Flow of $561M, Less Capital Expenditures of $108M
Note: Contains forward-looking information; please see Disclaimer on slide 2

NOL Fully Utilized During 2019

7

+17.7% Q3’18 Average Daily Sales Growth Q3’18 Monthly Average Daily Sales (%) 7.1% 26.8% 14.6% Nov. 7.0% 23.1% 9.6% 31.4% Facilities Maintenance Construction & Industrial (Preliminary) 17.7% 19.4% 16.3% 6.0% 33.1% 6.7% 9.8% Aug. Sep. Oct. Prior Year $618M $426M $481M HD Supply Net Sales $513M 5.2% 10.0% Q3’18 4.3% 16.4% $372M 6.1% 14.5% $531M 1.3% 10.3% $403M 4.3% 9.8% $436M HD Supply Average Daily Sales Growth VPY ’17 Selling Days 25 18 19 20 Current Year Note: Contains forward-looking information; please see Disclaimer on slide 2 25 18 19 20 ’18 Selling Days Q4’18 organic 10.9% organic 6.8% organic 7.7% ’16 Selling Days 25 18 19 20 organic 9.9%

Q4’18 Guidance

HD SUPPLY

($ in millions, except per share amounts)

Net Sales


VPY
$1,425M
+20%
$1,375M
+16%
$1,183M
Q4’17
Q4’18

Midpoint $1,400M +18%

Midpoint ex. 53rd Week and Holiday Shift[2] +12%

Adj. EBITDA


VPY
$183M
+20%
$173M
+14%
$152M
Q4’17
Q4’18

$178M +17%

+13%

Adj. Net Income Per Diluted Share[1]


VPY
$0.68
+39%
$0.63
+29%
$0.49
Q4’17
Q4’18

$0.66 +35%

[1] Q4’18 Adjusted Net Income per Diluted Share range assumes a fully diluted weighted average share count of ~180 million
[2] Holiday Shift Relates to C&I Branch Closures on Dec. 24, 2018 and Dec. 31, 2018
Note: Contains forward-looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income and Adjusted net income per diluted share to Net income per diluted share for the fourth quarter of fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors

+18% Net Sales Growth VPY at Midpoint

9

FY'18 Guidance

HD SUPPLY

($ in millions)



Net Sales
Midpoint
$6,026M
$5,976M
$5,121M
$279M
+300 BPs
$360M
$75M
$166M
$6,001M
FY'17
Core Business Growth¹
A.H Harris²
53rd Week and Holiday Shift
Guidance Raised³
FY'18



Adj. EBITDA
Midpoint
$867M
$857M
$731M
$62M
1.5x
$7M
$40M
$7M
($12M)
$27M
$862M
FY'17
Core Business Growth 1.5x Op. Lev⁴
FY'17 Supply Chain Costs
A.H Harris²
53rd Week and Holiday Shift
FY'18 FM Accelerated Investments
Guidance Raised³
FY'18

[1] End Market estimate of ~3% is the management estimate of the growth of our markets based on multiple quantitative and long-term average growth target based on management estimates and projections
[2] Consolidated from March 5, 2018
[3] Guidance Raised on June 5, 2018, September 5, 2018 and December 4, 2018
[4] Operating Leverage is defined as Adjusted EBITDA Growth Divided by Total Net Sales Growth
Note: Contains forward-looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income for the full year fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors

Strong Sales and Earnings Growth

10

Approximately 3% End Market Growth for FY’19 FY’19 End Market Preliminary Outlook Residential Construction “Living Space” MRO Primary End Market Non-Residential Construction ~3% FY’19 End Market Estimates1 1% to 2% Current View as of December ’18 Low Single Digits to Mid-Single Digits 1 Management estimate; end market growth based on multiple quantitative and qualitative inputs Note: Contains forward looking information; please see Disclaimer on slide 2 Low Single Digits to Mid-Single Digits

+300 BPs Outgrowth 9-10 Percent Adjusted EBITDA Growth on a 52-week Basis ~$500 million in Free Cash Flow Working Capital Investment to be Approximately 18% of Sales Growth Capex Approximately 2% of Sales $100 - $110 million in Cash Interest $40 - $50 million in Cash Taxes GAAP Tax Rate of Approximately 26% 300 Basis Points Market Outgrowth, Double Digit Earnings Growth FY’19 Preliminary Framework Note: Contains forward-looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA or Free Cash Flow for the full year fiscal 2019 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors

HD Supply Current Outlook Summary

HDSUPPLY

Q4'18

- **+18% Net Sales VPY at Midpoint**
  - $1,375M to $1,425M Net Sales
- **+17% Adj. EBITDA VPY at Midpoint**
  - $173M to $183M Adj. EBITDA
- **+35% Adj. Net Income per Diluted Share VPY at Midpoint**
  - $0.63 to $0.68 Adj. Net Income per Diluted Share
- **Assumes ~180M Diluted Share Count[1]**

FY'18

- **Approximately 3% End Market VPY[2]**
- **+17% Net Sales VPY at Midpoint**
  - $5,976M to $6,026M Net Sales
- **+18% Adj. EBITDA VPY at Midpoint**
  - $857M to $867M Adj. EBITDA
- **+45% Adj. Net Income per Diluted Share VPY at Midpoint**
  - $3.33 to $3.38 Adj. Net Income per Diluted Share
- **Assumes ~183M Diluted Share Count[1]**

[1] *Assumes no additional share repurchases post November 30, 2018*
[2] *Management estimate; end market growth based on multiple quantitative and qualitative inputs*

Note: Contains forward-looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income and Adjusted net income per diluted share to Net income per diluted share for the fourth quarter of fiscal 2018 and full-year fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors

Current Outlook Summary 13

Q&A Q&A

Concluding Remarks One Team, Driving Customer Success and Value Creation Continual Operational Improvement +18% Net Sales Growth in Q3’18 VPY +16% Adjusted EBITDA1 Growth in Q3’18 VPY +25% Adjusted Net Income per Diluted Share1 Growth in Q3’18 VPY Exiting 2018 in a Position of Strength Team is Focused and Energized to Deliver 1 See appendix slides 21 and 22 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Income from Continuing Operations Note: “VPY” denotes Versus Prior Year.

Q&A APPENDIX

~$1.7B Net Debt Capital Structure Overview Q3’18 Debt Balances Senior ABL Facility Term B-5 Loans Oct. 2018 Senior Unsecured Notes $105 750 4/5/22 10/17/23 Outstanding Debt3 Less: Cash and Cash Equivalents Net Debt $1,987 (52) $1,925 Balance Maturity 1 Represents the Stated Rate of Interest, Without Including the Effect of Discounts, Premiums and Interest Rate Hedges 2 Subject to Applicable Redemption Price Terms 3 Excludes Unamortized Discounts of $4M and Unamortized Deferred Financing Costs of $22M ($ in millions) 3.61% 4.03% Interest Rate1 1,070 n/a 4/22/19 Soft Call Date2 5.375% 10/15/26 10/15/21 Plus: Letters of Credit 27 Plus: Capital Lease Obligation 87

Illustrative Adjusted EPS Calculation

HD SUPPLY

($ and Shares in millions, except per share data)

Illustrative

	Actual				Estimates	
	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18	FY'18
Adjusted EBITDA	$152	$190	$246	$248	*TBD*	*TBD*
(–) Depreciation and Amortization[1]	($24)	($24)	($27)	($27)	(~$26)	(~$104)
(+) Amortization of Acquired Intangibles	$3	$5	$6	$5	~$6	~$22
(–) Interest Expense, Net (GAAP)	($31)	($33)	($35)	($32)	(~$29)	(~$129)
(–) Cash Income Taxes	($2)	($2)	($3)	($4)	(~$3)	(~$12)
(–) Stock-based Compensation	($7)	($6)	($6)	($7)	(~$6)	(~$25)
(+) Other	-	-	$1	$1	(~$2)	-
= Adjusted Net Income	$91	$130	$182	$184	*TBD*	*TBD*
÷ Diluted Shares Outstanding	~186	~185	~184	~184	~180	~183
= Adjusted Net Income per Diluted Share	$0.49	$0.70	$0.99	$1.00	*TBD*	*TBD*

[1] Includes Amounts Recorded within Cost of Sales

Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of Adjusted EBITDA to Net income, Adjusted net Income to Net Income and Adjusted net income per diluted share to Net income per diluted share for the fourth quarter of fiscal 2018 and full year fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Illustrative Adjusted EPS Calculation 18

$426M Preliminary November Sales Monthly Net Sales ($) Facil. Maint. Const. & Ind. ’18 Selling Days ’17 Selling Days ($ in millions) HD Supply Net Sales (Preliminary) FY’17 $211 $215 Note: Contains forward-looking information; please see Disclaimer on slide 2 1 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks FY’18 ’16 Selling Days organic organic organic organic organic organic organic organic organic organic 18 20 281 20 20 25 20 19 24 20 19 25 18 18 20 23 20 20 25 20 19 24 20 19 25 18 18 20 23 20 20 25 20 19 24 20 19 25 18 $197 $208 $237 $212 $224 $287 $246 $249 $325 $263 $245 $302 $175 $182 $185 $179 $199 $288 $243 $237 $301 $250 $237 $316 organic organic organic organic organic organic organic organic organic organic organic organic organic organic organic organic organic $372M $390M $421M $391M $423M $575M $488M $486M $626M $513M $481M $618M $426M $406M $539M $455M $451M $583M $479M $447M $573M $397M Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov.

+6.8% Organic Preliminary Average Daily Sales Growth in Nov. Average Daily Sales – Organic1 (VPY%) HD Supply Organic Average Daily Sales Growth VPY1 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days 2 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward-looking information; please see Disclaimer on slide 2 Facil. Maint. Const. & Ind. 7.0% 6.6% FY’17 FY’18 ’18 Selling Days ’17 Selling Days ’16 Selling Days 18 20 282 20 20 25 20 19 24 20 19 25 18 18 20 23 20 20 25 20 19 24 20 19 25 18 18 20 23 20 20 25 20 19 24 20 19 25 18 4.3% 4.9% 2.2% 7.1% 5.9% 5.4% 6.3% 7.4% 6.1% 6.0% 9.6% 7.1% 16.4% 18.6% 13.3% 17.3% 9.4% 16.3% 16.0% 14.0% 14.4% 15.1% 12.6% 8.5% (Preliminary) 9.8% 10.9% 6.8% 11.7% 12.0% 17.7% 18.7% 18.7% 17.8% 17.7% 19.4% 16.3% 14.6% 7.5% 10.3% 10.6% 10.4% 9.7% 9.9% 10.9% 7.7% 6.8% Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov.

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA

HD SUPPLY

($ in millions)

	Three Months Ended		Nine Months Ended	
	Oct. 28, 2018	Oct. 29, 2017	Oct. 28, 2018	Oct. 29, 2017
Net income	**$82**	$ 452	**$302**	$ 979
Less income from discontinued operations, net of tax	**-**	406	**1**	794
Income from continuing operations	**82**	46	**301**	185
Interest expense, net	**32**	35	**100**	133
Provision for income taxes	**30**	23	**105**	92
Depreciation and amortization[1]	**27**	22	**78**	66
Loss on extinguishment & modification of debt[2]	**69**	78	**69**	81
Restructuring charges[3]	**-**	3	**9**	3
Stock-based compensation	**7**	7	**19**	19
Acquisition and integration costs[4]	**2**	-	**5**	-
Other	**(1)**	-	**(2)**	-
Adjusted EBITDA	**$ 248**	$ 214	**$ 684**	$ 579

[1] Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations
[2] Represents the loss on extinguishment of debt including the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also includes the cost of debt modification
[3] Represents the costs related to exiting the Company's previous corporate headquarters and the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs.
[4] Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies

21

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share

HDSUPPLY

($ in millions, except share and per share amounts)

	Three Months Ended		Nine Months Ended	
	Oct. 28, 2018	Oct. 29, 2017	Oct. 28, 2018	Oct. 29, 2017
Net income	**$ 82**	$ 452	**$ 302**	$ 979
Less income from discontinued operations, net of tax	**-**	406	**1**	794
Income from continuing operations	**82**	46	**301**	185
Provision for income taxes	**30**	23	**105**	92
Cash paid for income taxes	**(4)**	(4)	**(9)**	(14)
Amortization of acquisition related intangible assets (other than software)	**5**	3	**16**	9
Loss on extinguishment & modification of debt[1]	**69**	78	**69**	81
Restructuring charges[2]	**-**	3	**9**	3
Acquisition and integration costs[3]	**2**	-	**5**	-
Adjusted Net Income	**$ 184**	$ 149	**$ 496**	$ 356
Weighted average common shares outstanding (in thousands)				
Basic	**182,730**	185,651	**183,349**	194,704
Diluted	**183,579**	186,652	**184,192**	196,258
Adjusted Net Income Per Share - Basic	**$1.01**	$0.80	**$2.71**	$1.83
Adjusted Net Income Per Share - Diluted	**$1.00**	$0.80	**$2.69**	$1.81

[1] Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also include the costs of debt modifications
[2] Represents the costs related to exiting the Company's previous corporate headquarters and the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs
[3] Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies

22